UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 27, 2012

AZZ incorporated
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

One Museum Place, Suite 500 3100 West 7th Street Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code:	(817) 810-0095

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On April 27, 2012, AZZ incorporated, a Texas corporation (“AZZ”), agreed to acquire substantially all of the assets of Nuclear Logistics Incorporated, a Texas corporation (“Seller”), pursuant to the terms of an Asset Purchase Agreement (the “Agreement”) by and among Seller, certain shareholders of Seller identified therein, AZZ and AZZ AcquireCo, Inc., an indirect wholly-owned subsidiary of AZZ formed solely to acquire such assets (“AcquireCo”).  The purchase price for this acquisition is $80 million, along with the assumption of certain liabilities of the Seller and subject to adjustment, each as more fully described in the Agreement.  Pursuant to the Agreement, AZZ may also be obligated to make an additional payment to Seller of up to $20 million based on the future financial performance of the acquired business. The acquisition and other transactions contemplated in the Agreement are expected to close on or about June 1, 2012, subject to the satisfaction of customary closing conditions.

The summary above does not purport to be complete and is qualified in its entirety by reference to the actual text of the Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K (incorporated herein by reference).

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure.

On April 30, 2012, AZZ issued a press release announcing the execution of the Agreement.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. This Current Report on Form 8-K may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand and response to products and services offered by AZZ and its affiliates and by Seller, including demand by the electrical power generation markets, electrical transmission and distribution markets, the nuclear power generation markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material cost, including zinc and natural gas which are used in the hot dip galvanizing process; changes in the economic conditions of the various markets that AZZ and its affiliates and/or Seller serve, foreign and domestic, customer request delays of shipments, acquisition opportunities, currency exchange rates, adequacy of financing, and availability of experienced management employees to implement AZZ’s growth strategy. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2011 and other filings with the SEC, available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov.  You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits:

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated April 27, 2012, by and among AcquireCo, AZZ, Seller and certain shareholders of Seller identified therein.
99.1	Press Release issued by AZZ incorporated on April 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
Date: April 30, 2012	By:	/s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated April 27, 2012, by and among AcquireCo, AZZ, Seller and certain shareholders of Seller identified therein.
99.1	Press Release issued by AZZ incorporated on April 30, 2012.